VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated June 8, 2009 to the Natixis Equity Funds Class A, B and C Prospectus and

Natixis Equity Funds Class Y Prospectus, each dated May 1, 2009, as may be revised and supplemented from time to time.

Effective immediately, the following text is added immediately following the last paragraph of the section of each Prospectus entitled “It’s Easy to Open an Account”:

In order to maintain liquidity and trading flexibility when managing the Fund’s investment strategy, the Vaughan Nelson Small Cap Value Fund will be closed to new investors at close of business, effective July 31, 2009.

The Fund will remain open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants (including new participants in such plans). The Fund will not be added to any future employee benefit platforms while the Fund is closed to new investors. Qualified plans may be permitted to invest in the Fund if they are approved prior to July 31, 2009 and funded by October 16, 2009 at close of business.

Independent investment advisers, as well as registered representatives using broker-dealers for existing accounts in the Fund, will be allowed to add assets for their existing client accounts only. Clients of independent investment advisers and registered representatives who do not have an existing account in the Fund prior to July 31, 2009 will not be permitted to open new accounts.